UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 18, 2013

EnergySolutions, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33830	51-0653027
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

423 West 300 South Suite 200 Salt Lake City, Utah	84101
(Address of Principal Executive Offices)	(Zip Code)

(801) 649-2000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2b)

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c)

Item 2.02 Results of Operations and Financial Condition.

On March 18, 2013, EnergySolutions, Inc. (the “Company”) issued a press release announcing its financial results for the quarter and fiscal year ended December 31, 2012.  A copy of the release is furnished herewith as Exhibit 99.1 and incorporated by reference herein.

Additional Information About the Merger and Where You Can Find It

This communication may be deemed to be solicitation material in respect of the proposed merger transaction (the “Merger”) between the Company and affiliates of Energy Capital Partners II, LP (“Energy Capital Partners”). In connection with the Merger, the Company has filed a proxy statement with the Securities and Exchange Commission (the “SEC”) on March 15, 2013. Additionally, the Company will file other relevant materials with the SEC in connection with the Merger pursuant to the terms of an Agreement and Plan of Merger by and among the Company, Rockwell Holdco, Inc. (“Parent”), and Rockwell Acquisition Corp. (“Merger Sub”), a wholly owned subsidiary of Parent. The materials filed or to be filed by the Company with the SEC may be obtained free of charge at the SEC’s web site at www.sec.gov.  Investors and security holders of the Company are urged to read the proxy statement and the other relevant materials when they become available before making any voting or investment decision with respect to the Merger because they contain or will contain important information about the Merger and the parties to the Merger.

The Company, Energy Capital Partners, and their respective directors, executive officers and other members of their management and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies of the Company stockholders in connection with the Merger. Investors and security holders may obtain more detailed information regarding the names, affiliations and interests of certain of the Company’s executive officers and directors in the solicitation by reading the proxy statement in connection with the Merger. Information concerning the interests of the Company’s participants in the solicitation, which may, in some cases, be different than those of the Company’s stockholders generally, is set forth in the proxy statement relating to the Merger.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release of EnergySolutions, Inc. dated March 18, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: March 19, 2013

ENERGYSOLUTIONS, INC.

	By:	/s/ Russ Workman
	Name:	Russ Workman
	Title:	General Counsel

Exhibit Index

Exhibit No.	Description
99.1	Press Release of EnergySolutions, Inc. dated March 18, 2013.